UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2005

ATLANTIC TELE-NETWORK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12593	47-0728886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Derby Square Salem, Massachusetts 01970
(Address of Principal Executive Offices) (Zip Code)

(978) 745-8106
(Registrant’s telephone number, including area code)

9719 Estate Thomas Havensight St. Thomas, U.S. Virgin Islands 00802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 21, 2005, Atlantic Tele-Network, Inc. (“ATN” or the “Registrant”) filed a Current Report on Form 8-K (the “Current Report”) with the Securities and Exchange Commission regarding its acquisition of 95% of the membership interests in Commnet Wireless, LLC. On November 14, 2005, ATN filed an amendment to the Current Report to provide the required financial statements and pro forma financial information in connection with the acquisition. By this current amendment, ATN is updating for the year ended December 31, 2005 the pro forma financial information previously provided.

Item 9.01  Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

Attached hereto as Exhibit 99.1 and incorporated by reference herein is unaudited pro forma combined condensed consolidated financial information for ATN and Commnet Wireless, LLC for the year ended December 31, 2005.

(d)                                 Exhibits.

99.1                           Unaudited pro forma combined condensed consolidated financial information for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

Dated: April 7, 2006	By:	/s/ Andrew S. Fienberg
Andrew S. Fienberg
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma combined condensed consolidated financial information for the year ended December 31, 2005.